UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

Of The Securities Exchange Act Of 1934

(Amendment No.      )

Filed by the registrant ☒  Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Embarq Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/1/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statements / Annual Report	______

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 4/17/08.

______
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com

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Requests, instructions and other inquires will NOT be forwarded to your investment advisor.

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C/O COMPUTERSHARE TRUST CO. P.O. BOX 43078 PROVIDENCE, RI 02940-3078	EMBARQ CORP.
	Vote In Person	_____
	Many shareholder meetings have attendance requirements including, but not limited to the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.	_____
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.
BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

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Meeting Location
The Annual meeting for holders as of 3/4/08 is to be held on 5/1/08 at 10:00 A.M. at: Overland Park Marriott 10800 Metcalf Overland Park, KS 66210

Directions: From Kansas City International Airport

(approximately 30 miles)

•   Take 435 West

•   Take 435 South (which turns into 435 East)

•   Right on Metcalf Exit (#169)

•   Immediate right on 110th Street to the Marriott

•   Park in the rear of the building (North side)

•   Enter ballroom doors

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Voting items

1. To elect 9 directors to serve 1-year terms;
01) Peter C. Brown 02) Steven A. Davis 03) Richard A. Gephardt 04) Thomas A. Gerke 05) John P. Mullen 06) William A. Owens 07) Dinesh C. Paliwal 08) Stephanie M. Shern 09) Laurie A. Siegel	_____ _____

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2008 fiscal year;	_____

3. To approve the Embarq Corporation 2008 Equity Incentive Plan;	_____

4. To approve the Embarq Corporation 2008 Employee Stock Purchase Plan;	_____

5. To approve the material terms of performance goals for qualified performance-based compensation;

6. To consider a shareholder proposal, if properly presented, seeking to require an advisory vote on compensation; and

7. To take action on any other business that properly comes before the meeting and any adjournments or postponements of the meeting.

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BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		23,456,789,012.00000 29078EA99 P54909-01S 1 2 3 OF 4

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